SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2008

Progenics Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23143	13-3379479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York		10591
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (914) 789-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8

Item 8.01. Other Events

Progenics Pharmaceuticals, Inc. is collaborating with Wyeth in the development and commercialization of its product candidate, methylnaltrexone.

As previously announced in Progenics’ Form 8-K filing dated October 18, 2007, Wyeth achieved the target enrollment of 495 patients in the first of two phase 3 clinical trials of intravenous methylnaltrexone for management of post-operative ileus. Progenics has now achieved the target enrollment of 495 patients in the second such phase 3 clinical trial.

Progenics expects to announce results from these clinical studies in early 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.
By:  /s/ ROBERT A. MCKINNEY
    Robert A. McKinney
    Chief Financial Officer, Senior Vice President,
            Finance & Operations and Treasurer

Date: January 8, 2008